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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  July 24, 1996


                       DAISYTEK INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)



DELAWARE                        0-25400                         75-2421746
(State or other                 (Commission                     (I.R.S. Employer
jurisdiction of                 File Number)                    Identification
incorporation)                                                  Number)


500 NORTH CENTRAL EXPRESSWAY, PLANO, TX                         75074
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (214) 881-4700

                                      NONE
         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

                 On July 24, 1996, the Registrant issued the press release filed herewith as Exhibit 99.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of business acquired

                  Not applicable

         (b)      Pro forma financial information

                  Not applicable

         (c)      Exhibits

                  99.  Press Release dated July 24, 1996.




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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          DAISYTEK INTERNATIONAL CORPORATION



Dated: July 24, 1996                      By:/s/ MARK C. LAYTON
                                             ----------------------------------
                                             Mark C. Layton
                                             President, Chief Operating Officer,
                                             Chief Financial Officer





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                               INDEX TO EXHIBITS


 EXHIBIT                                                                  PAGE
  NO.                   EXHIBIT                                          NUMBER
- ---------              ---------                                        --------
99.             Press Release dated July 24, 1996 . . . . . . . . .         5





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